                                   TRANSTERRA CO.

                                                               PROMISSORY NOTE

Note Date  JUNE 7, 1994                                $  430,000.00
          ----------------------------------            ----------------------
                                                        PRINCIPAL AMOUNT
Maturity Date  JUNE 30, 2002
              ------------------------------

JOHN JOE RICKETTS ("Maker") promises to pay to the order of TransTerra Co. ("Company") at any of its offices, the principal sum hereof, which shall be $430,000.00.

Interest shall accrue on the outstanding principal amount from and including the Note Date above to the Maturity Date at the rate of .50% per annum over the rate in effect from time to time and designated by Company as its "Base Rate".

Interest shall be computed on the basis of actual days elapsed and a year of 360 days. The unpaid principal and interest due on this Note at maturity (whether the Note matures by demand, acceleration, lapse of time or otherwise) shall bear interest at the lesser of 6% per annum above the interest rate stated above, or the highest rate allowed by law.

Principal and interest shall be paid in equal installments of principal of $4,500.00 each (except final installment shall be balance due) plus interest beginning JUNE 30, 1994 and on the LAST day of each MONTH thereafter. Final installment due on Maturity Date.

This Note is subject to the terms and conditions printed the reverse side, and any applicable loan agreement.

A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.


/s/ JOHN JOE RICKETTS      , Individually
---------------------------
John Joe Ricketts


9102 HICKORY STREET
OMAHA, NE  68124
---------------------------
MAKER'S ADDRESS


Witnessed By:


/s/ THOMAS PLEISS
---------------------------


ACKNOWLEDGMENT

State of  NEBRASKA      )
         ---------------
                        ) SS
County of DOUGLAS       )
          --------------


Subscribed and sworn to by JOHN JOE RICKETTS before me on JUNE 7, 1994.


                                       /s/ ROBERT H. FOWLER
                                       -------------------------------------
                                       NOTARY PUBLIC

                                       [SEAL]
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                             TERMS AND CONDITIONS


1. Maker shall reimburse Company for all expenses incurred in protecting or enforcing its rights.

    Maker's liability under its Obligations ("all Maker's existing and future obligations of whatever nature and whenever incurred to Company") shall not be affected by any of the following:

       - Acceptance or retention by Company of other property or interests as security for the Obligations, or for the liability of any person other than a Maker with respect to the Obligations;

       - Any release, extension, renewal, modification or compromise of any of the Obligations or the liability of any obligator thereon; or

       - Failure by Company to resort to other security or any person liable for the Obligations.

    Each Maker specifically consents to multiple renewals or extensions of the Obligations. This Note shall be deemed extended through the date of any advance made by Company after the original maturity hereof; and any such advance shall constitute principal due under this Note.

2. REPRESENTATION, WARRANTIES AND COVENANTS. Each Maker represents, warrants and covenants as follows:

    This Note and the real estate lien or mortgage, if any, securing the Note have been duly authorized, executed and delivered by the Maker and constitute legal, valid and binding Obligations of Maker.

    This Note evidences a loan for business or agricultural purposes.

    Maker will provide business reports and with such frequency as Company shall request; and

    Maker agrees to pay all costs of collection in connection with this Note, including reasonable attorney's fees and legal expenses.

3. DEFAULTS AND REMEDIES. Upon the occurrence of one or more of the following events of default:

       - Maker fails to pay when due any of the Obligations, or to perform or rectify breach of, any warranty or other undertaking by Maker in this Note or the other Obligations; or breaches any other covenant or condition described in any other document;

       - Any Maker, endorser, surety, or guarantor of any of the Obligations dies, ceases to exist, makes an assignment for the benefit of creditors, becomes insolvent or the subject of bankruptcy or insolvency proceedings;

       - Any representation made to induce Company to extend credit under this Note or otherwise is false in any material respect when made;

       - A material adverse change, in the opinion of Company, occurs in the financial or business condition of any Maker or of any endorser, surety or guarantor of this Note;

       - The entry of a judgment against any Maker;

       - Filing of any lien against any Maker;

       - The taking possession of any substantial part of the property of any Maker at the instance of any governmental authority;

       - The dissolution, merger, consolidation, or reorganization of any Maker, or other entity liable for this Obligation;

       - Any other event occurs which causes Company in good faith to deem itself insecure;

    then in such event, all of the Obligations shall, at the option of Company and without notice or demand, mature and become immediately due and payable; and Company shall have all rights and remedies for default provided by the Uniform Commercial Code, and any other applicable law and/or the Obligations.

    All costs and expenses incurred by Company in enforcing its rights under this Note or any mortgage or other lien, endorsement, surety agreement, guarantee relating thereto are the obligations of Maker and are immediately due and payable. Interest shall accrue on such costs and expenses from the date of incurrence at the rate specified herein for delinquent Note payments. Each maker, endorser, surety and guarantor hereby waives presentment, protest, demand, notice of dishonor, and the defense of any statue of limitations.

4. GENERAL. Without affecting the liability of any Maker, endorser, surety, or guarantor, the holder may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note or agree to sue any party liable on it.

    Subject to rights afforded by law, Company may, at any time and for any reason, charge to or off-set against any amount then on deposit in any account (including a savings certificate), whether or not then due, any and all debts or liabilities (sole, several, joint, or joint and severable, absolute or contingent, due or not due, liquidated or unliquidated, secured or unsecured) then owed to Company by depositor or in the case of a multiple-party account, by any part to such multiple-party account, and this agreement shall be construed to be the consent of depositor and any such party for the Company to make such charge or off-set it consent be required by any person or future law.

    Bank shall not be deemed to have waived any of its rights upon or under this Note, or under any mortgage or other lien, endorsement, surety agreement, or guarantee unless such waivers be in writing and signed by Company. No delay or omission on the part of Company in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Company on liabilities or the collateral whether evidenced hereby or by any other instrument or papers shall be cumulative and may be exercised singularly or concurrently.

    Maker, if more than one, shall be jointly or severally liable hereunder and all provisions hereof regarding the liabilities or security of Maker shall apply to any liability or any security of any or all of them. This agreement shall be binding upon the heirs, executors, administrators, assigns or successors of Maker; shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Note, and if all transactions between Company and Maker shall be at any time closed, shall be equally applicable to any new transactions thereafter; shall benefit Company, its successors, and assigns; and shall so continue in force not withstanding any change in any partnership party hereto, whether such change occurs through death, retirement or otherwise.

    If any party of this Note is a married person, such person or persons hereby separately charges his or her separate estate, including both that now owned and that hereafter acquired, with the payment of this Note.

    This Note shall be construed according to the laws of the State of Nebraska.

    Unless the content otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

    Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.